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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 22, 2004
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                            TOWER PROPERTIES COMPANY
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             (exact name of registrant as specified in its charter)


             MISSOURI                   0-18261              43-1529759
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  (state or other jurisdiction of   (Commission File     (I.R.S. employer
  incorporation or organization)         Number)        identification no.)


               911 MAIN STREET, SUITE 100
                  KANSAS CITY, MISSOURI                      64105
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        (address of principal executive offices)           (zip code)


Registrant's telephone number, including area code:  (816) 421-8255
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                                 NOT APPLICABLE
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              (former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                SECTION 1 -- REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2004, the Registrant entered into a Real Estate Contract with Commerce Bank, N.A., a national banking association ("Buyer"), providing for the sale by Registrant to Buyer of the real estate and improvements thereon, consisting of a 12-story combination office building and parking garage, located in downtown Kansas City, Missouri, with a common address of 811 Main Street, Kansas City, Missouri. There are common officers and directors of the Registrant and Buyer and Commerce Bancshares, Inc., the parent of the Buyer. The purchase price is $10,750,000, to be paid by Buyer in cash or by cashier's check as follows: an earnest deposit of $75,000 to be delivered to First American Title Insurance Company by December 27, 2004; and the balance, subject to certain prorations and other credits, to be paid to the Registrant on delivery of a General Warranty Deed, free and clear of all liens and encumbrances except for certain permitted exceptions, which delivery shall take place no later than 90 days after December 22, 2004, provided, however, that the closing shall be automatically extended (without further notice) for 90 days beyond the original closing date if the conditions to Buyer's Obligations to Close as set forth in the Real Estate Contract have not been satisfied. The obligations of either party to close the transaction are subject to certain terms and conditions.

                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1 Real Estate Contract dated December 22, 2004 with Commerce Bank, N.A.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   TOWER PROPERTIES COMPANY

DATE: December 28, 2004            By: /s/ Thomas R. Willard
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                                       Thomas R. Willard
                                       President and Chief Executive Officer


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